Exhibit 10.1

AMENDMENT NO. 1 TO

MINERAL PROPERTY ACQUISITION AGREEMENT

This AMENDMENT NO. 1 TO MINERAL PROPERY ACQUISITION AGREEMENT (this “Amendment”) dated as of October 12, 2012 (the “Effective Date”) is entered into by Santo Mining Corp., a Nevada company (the “Purchaser”), Gexplo Gold SRL. (the “Vendor”) and Rosa Habeila Feliz Ruiz (“Ruiz”) of the Original Agreement (as defined below).

Recitals

WHEREAS, the Company, the Purchasers and Ruiz entered into a Mineral Property Acquisition Agreement, dated July 30, 2012 (the “Original Agreement”);

WHEREAS, the parties desire that the Original Agreement be amended to reflect a change in certain provisions as specified below; and

NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants, and agreements herein contained, the parties hereto agree as follows:

Agreement

Section 1.                Defined Terms. Unless otherwise indicated herein, all terms which are capitalized but are not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement.

Section 2.                Amendment to Original Agreement.

Section 3 of Schedule B of the Original Agreement is hereby amended and restated in its entirety as follows:

“3) HENRY CLAIM:

“HENRY”, located in the province of Monsignor Nouel y Sánchez Ramírez, in the municipalities of Comedero Arriba (DM), Fantino y Bonao, in the sections of Los Pinos, Los Cabries y El Verde, and in the villages of Yuro Arriba, Cabeza de Vaca y Los Cafeses, found in the Bonao #6172-I (53) y Fantino 6173 – III (43) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally Copper, Lead, Zinc and the precious metal minerals are Gold and Silver.

The Total area covered by the exploration claim is 1,990 mining hectares.

The point of beginning (PP) is located 63.00 meters on a magnetic bearing of N38o-00’E from the Reference Point (PR). This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at UTM coordinates N2107500 andE35994 (Datum NAD27).

The Point of Reference (PR) is identified on the ground in the same manner as the PP and is located on the East side of the lane that connects the villages of Comedero Arriba y El Hoyo on the Southeast side of a bridge that crosses the Rio Piedra. The PR is located at UTM coordinates N2107449 and E359873 (Datum NAD27).

The Point of Reference has been connected to three (3) Visuals with markers on the ground with the initials V1, V2 and V3 in the following manner.

From	To	Magnetic Bearing	distance (meters)	direct positive angle
PR	PP	N38[o]-00’E	63.10	00’-00”
PR	V1	S60[o]-00’W	25.20	202’-00”
PR	V2	N46 [o]-00’W	9.10	276’-00”
PR	V3	N18 [o]-00’E	19.70	340’-00”

Boundary description of the claim Area:

The HENRY claim boundary will follow the cardinal direction of the Universal Transverse Mercator (UTM) grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

Point of beginning

point of ending	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)

PP=A

B

	East	1,006	N2107500	E35994

B

C

	South	2,500	N2107500	E361000

C

D

	West	2,000	N2105000	E361000

D

E

	South	2,000	N2105000	E359000

E

F

	East	1,500	N2103000	E359000

F

G

	South	1,300	N2103000	E360500

G

H

	East	500	N2101700	E360500

H

I

	South	2,700	N2101700	E361000

I

J

	West	600	N2099000	E361000

J

K

	North	1,000	N2099000	E360400

K

L

	West	1,400	N2100000	E360400

L

M

	North	2,400	N2100000	E359000

M

N

	West	2,000	N2102400	E359000

N

O

	North	1,600	N2102400	E357000

O

P

	East	1.000	N2104000	E357000

P

Q

	North	1,000	N2104000	E358000

Q

R

	West	500	N2105000	E358000

R

S

	North	500	N2105000	E357500

S

T

	West	500	N2105500	E357500

T

U

	North	2,000	N2105500	E357000

U

PP-A

	East	2,994	N2107500	E357000

Section 4 of Schedule B of the Original Agreement is hereby amended and restated in its entirety as follows:

“4A) FRANCHESCA:

“FRANCESCA” is located in the province ofSantiago Rodríguez, in the municipalities of Moncion and San Ignacio de Sabaneta, in the sections of Gurabo, Rodeo, Clavijo y Mata de Dajao, and in the villages of Banaderos, Monte de Gallina, El Ranchito y Alta de Gurabo, found in the Moncion 5974-II (21) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally Copper, Lead, Zinc and the precious metal minerals are Gold and Silver.

The total are covered in exploration application is 2,120 mining hectares.

The point of beginning (PP) is located 50.00 meters on a magnetic bearing of S89o-00’E from the Reference Point (PR). This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at UTM coordinates N2147434 y E271000 (Datum NAD27).

The Point of Reference (PR) is identified on the ground in the same manner as the PP and is located on the North side of the road that connects Guarabo and Duran. The PR is located at UTM coordinates N2147435 y E270949 (Datum NAD27).

The Point of Reference has been connected to three (3) Visuals with markers on the ground with the initials V1, V2 and V3 in the following manner.

Line	magnetic bearing	direct positive angle	distance (meters)
PR - PP=1	S89[o]-00’E	00 [o]-00’-00”	50.00
PR - V1	S71[o]-00’E	18[o]-00’-00”	24.40
PR - V2	S15[o]-00’W	104[o]-00’-00”	11.50
PR – V2	S80 [o]-00’W	169[o]-00’-00”	50.90

Boundary description of the claim área:

The FRANCESCA claim boundary will follow the cardinal direction of the Universal Transverse Mercator (UTM) grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

point of beginning

	point of ending	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)
PP = 1	2	South	1,434	2147434	271000
2	3	East	500	2146200	271000
3	4	South	200	2146200	271500
4	5	East	1700	2146000	271500
5	6	South	1500	2146000	273200
6	7	West	1000	2144500	273200
7	8	North	1000	2144500	272200
8	9	West	1200	2145500	272200
9	10	North	500	2145500	271000
10	11	West	1000	2146000	271000
11	12	North	500	2146000	270000
12	13	West	2500	2146500	270000
13	14	South	1000	2146500	267500
14	15	West	1500	2145500	267500
15	16	North	2000	2145500	266000
16	17	West	500	2147500	266000
17	18	North	500	2147500	265500
18	19	West	1500	2148000	265500
19	20	North	1000	2148000	264000
20	21	East	2000	2149000	264000
21	22	South	1000	2149000	266000
22	23	East	4000	2148000	266000
23	24	North	1000	2148000	270000
24	25	West	2000	2149000	270000
25	26	North	2000	2149000	268000
26	27	East	2500	2151000	268000
27	28	South	1000	2151000	270500
28	29	East	500	2150000	270500
29	30	South	1000	2150000	271000
30	31	East	500	2149000	271000
31	32	South	1500	2149000	271500
32	33	West	500	2147500	271500
33	PP=1	South	66	2147500	271000

4B) ELIZA:

 “ELIZA”  is located in the province ofMonsignor Nouel, in the municipality of Maimon, and San Ignacio de Sabaneta, in the section of Hato Viejo, and in the village of La Yautía, found in the Moncion 5974-II (21) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally Copper, Lead, Zinc and the precious metal minerals are Gold and Silver.

The total are covered in exploration application is 243.75 mining hectares.

The point of beginning (PP) is located 20.90 meters on a magnetic bearing of N57o-00’E from the Reference Point (PR). This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at UTM coordinates N2092610 and E365748 (Datum NAD27).

The Point of Reference (PR) is identified on the ground in the same manner as the PP and is located on the South side of the road that connects Maimon and El Corbano. The PR is located at UTM coordinates N2092596 and E365736 (Datum NAD27).

The Point of Reference has been connected to three (3) Visuals with markers on the ground with the initials V1, V2 and V3 in the following manner.

Line	magnetic bearing	direct positive angle	distance (meters)	Line

PR

	PP	N57[o]-00’E	20.90	00’-00”

PR

	V1	N44[o]-00’W	18.25	259’-00”
PR	V2	N02[o]-00’E	11.40	305’-00”
PR	V3	N44 [o]-00’E	13.90	347’-00”
PR	CC	N02[o] -00’E	5.25	305’-00”

Boundary description of the claim área:

The ELIZA claim boundary will follow the cardinal direction of the Universal Transverse Mercator (UTM) grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

point of beginning

POINT OF ENDING	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)

P.P

1

	East	2	N2092610	E365748

1

2

	South	110	N2092610	E365750

2

3

	West	750	N2092500	E365750

3

4

	North	250	N2092500	E365000

4

5

	West	1,500	N2092750	E365000

5

6

	North	1,000	N2092750	E363500

6

7

	East	2,250	N2093750	E363500

7

1

	South	1,140	N2093750	E365750

4C) NATHANIEL:

“NATHANIEL”is located in the provinces of Santiago Rodríguez and Santiago, in the municipality of Moncion, in the Municipal Districtof El Rubio, in the sections of El Mamoncito and Cañafistol, and in the village of Bulla, found in the Moncion 5974-II (21) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally Copper, Lead, Zinc and the precious metal minerals are Gold and Silver.

The total are covered in exploration application is 475mining hectares.

The point of beginning (PP) is located 50.00 meters on a magnetic bearing of S34o-00’Efrom the Reference Point (PR). This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at UTM coordinates N2147434 y E271000 (Datum NAD27).

The Point of Reference (PR) is identified on the ground in the same manner as the PP and is located on the Northeast side of the road that connects Bulla & Celestino. The PR is located at UTM coordinates N2148144 y E281966(Datum NAD27).

The Point of Reference has been connected to three (3) Visuals with markers on the ground with the initials V1, V2 and V3 in the following manner.

Line	magnetic bearing	direct positive angle	distance (meters)
PR - PP=1	S34[o]-00’E	00’-00”	50.00
PR - V1	S26[o]-00’W	60’-00”	15.90
PR - V2	S73[o]-00’W	107’-00”	27.50
PR – V2	N45 [o]-00’W	169’-00”	37.00

Boundary description of the claim área:

The NATHANIEL claim boundary will follow the cardinal direction of the Universal Transverse Mercator (UTM) grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

Ppoint of beginning

	point of ending	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)
PP = A	B	South	102	2148102	282000
B	C	West	5000	2148000	282000
C	D	North	1400	2148000	277000
D	E	East	2000	2149400	277000
E	F	South	750	2149400	279000
F	G	East	3000	2148650	279000
G	PP = A	South	548	2148650	282000

”

Section 3.                Ratifications; Inconsistent Provisions. Except as otherwise expressly provided herein, the Original Agreement, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date, all references in the Original Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Original Agreement shall mean the Original Agreement as amended by this Amendment.  Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Original Agreement and this Amendment, the provisions of this Amendment shall control and be binding.

Section 4.                Counterparts. This Amendment may be executed in any number of counterparts, all of which will constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.  Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date first written above by its respective officers thereunto duly authorized.

SIGNED AND DELIVERED BY
SANTO MINING CORP.

Per:
         /s/ ALAIN FRENCH
         Authorized Signatory

SIGNED AND DELIVERED BY
GEXPLO GOLD SRL.

Per:
         /s/ ALAIN FRENCH
         Authorized Signatory

SIGNED AND DELIVERED BY

/s/ ROSA HABEILA FELIZ RUIZ______
ROSA HABEILA FELIZ RUIZ